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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-08743
Invesco Van Kampen Senior Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia	30309

(Address of principal executive offices)	(Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 5/31/12

Item 1. Schedule of Investments.

Invesco Van Kampen Senior Income Trust
Quarterly Schedule of Portfolio Holdings
May 31, 2012

invesco.com/us	VK-CE-SINC-QTR-1 05/12	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2012
(Unaudited)

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Variable Rate Senior Loan Interests–130.13%(a)(b)

Aerospace & Defense–3.31%

ARINC Inc., Second Lien Term Loan	6.24%	10/25/15	$1,922	$1,886,422

DAE Aviation Holdings, Inc.,
Tranche B-1 Term Loan	5.47%	07/31/14	774	764,784

Tranche B-2 Term Loan	5.47%	07/31/14	739	729,944

DynCorp International LLC, Term Loan B	6.25%	07/07/16	2,599	2,596,761

IAP Worldwide Services, Inc., PIK First Lien Term Loan (c)	9.25%	12/28/12	5,640	5,008,736

PRV Aerospace LLC, Term Loan B	6.50%	05/10/18	2,563	2,563,358

Sequa Corp.,
Term Loan	3.72%	12/03/14	5,274	5,197,440

Term Loan	6.25%	12/03/14	1,912	1,915,839

SI Organization, Inc., Term Loan B	4.50%	11/22/16	1,272	1,250,054

SRA International, Inc., Term Loan B	6.50%	07/20/18	773	757,217

TASC, Inc., Term Loan B	4.50%	12/18/15	4,164	4,090,062

Wyle Services Corp., Term Loan B	5.00%	03/27/17	2,224	2,207,268

				28,967,885

Air Transport–0.85%

Delta Air Lines, Inc.,
Revolver Loan (d)	0.75%	03/28/13	2,500	2,457,825

Term Loan B	4.25%	03/07/16	4,450	4,316,249

Term Loan B	5.50%	04/20/17	624	622,132

				7,396,206

Automotive–6.02%

August LuxUK Holding Co.,
Luxco Second Lien Term Loan	10.50%	04/29/19	763	764,947

Term Loan	6.25%	04/27/18	824	827,833

August U.S. Holding Co., Inc.,
Second Lien Term Loan	10.50%	04/29/19	587	588,942

Term Loan B	6.25%	04/27/18	634	636,806

Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17	305	297,234

Federal-Mogul Corp.,
Term Loan B	2.18%	12/29/14	3,559	3,362,412

Term Loan C	2.18%	12/28/15	2,457	2,321,238

General Motors Holdings, Revolver Loan (d)	0.38%	10/27/15	10,577	9,519,048

Goodyear Tire & Rubber Co. (The), Second Lien Term Loan	4.75%	04/30/19	3,088	2,999,521

Hertz Corp., LOC	3.75%	03/09/18	1,497	1,445,069

KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	8,102	8,105,407

Key Safety Systems, Inc., First Lien Term Loan	2.60%	03/08/14	5,116	4,917,778

Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17	2,808	2,805,917

Schaeffler AG, (Germany) Term Loan C2	6.00%	01/27/17	5,351	5,345,956

TI Group Automotive Systems, LLC, Term Loan	6.75%	03/14/18	6,161	6,125,470

Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.74%	07/31/14	249	241,835

Revolver Loan (e)	—	07/31/13	721	719,548

Term Loan	2.74%	07/31/14	1,740	1,688,423

				52,713,384

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Beverage and Tobacco–0.29%
DS Waters Enterprises, L.P. First Lien Term Loan	10.50%	08/29/17	$2,471	$2,486,649

Building & Development–6.50%

Axia Acquisition Corp.,
PIK Second Lien Term Loan A (Acquired 05/30/08-03/30/12; Cost $3,055,149) (c)(f)	11.00%	03/11/16	1,105	817,379

Revolver Loan (d)(f)	1.00%	03/11/16	2,062	1,649,605

Second Lien Term Loan B (Acquired 05/30/08; Cost $5,515,342) (f)	5.00%	03/12/16	1,918	1,419,181

Building Materials Holding Corp., PIK Second Lien Term Loan (c)(g)	8.00%	01/05/15	1,666	1,453,892

Capital Automotive L.P., Term Loan B	5.25%	03/10/17	14,955	14,739,872

CB Richard Ellis Services, Inc.,
Term Loan C	3.49%	03/05/18	544	538,222

Term Loan D	3.74%	09/04/19	5,763	5,696,775

Champion OPCO, LLC, PIK Term Loan (c)	10.50%	12/31/13	1,276	1,020,594

Custom Building Products, Inc., Term Loan B	5.75%	03/19/15	3,080	3,060,496

El Ad IDB Las Vegas, LLC, Term Loan A1 (Acquired 09/20/07; Cost $2,500,000)	2.99%	08/09/12	2,500	1,500,000

HD Supply, Inc., Sr. Debt B	7.25%	10/12/17	4,464	4,503,904

Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/18/10-04/30/12; Cost $190,330) (c)	12.11%	02/28/17	191	176,204

PIK Exit Revolver Loan (Acquired 05/22/12; Cost $21,543) (c)(d)	0.00%	02/28/17	21	19,780

Term Loan (Acquired 12/15/11-04/30/12; Cost $29,760)	11.99%	07/15/12	30	29,760

Term Loan (Acquired 05/22/12; Cost $12,780) (d)	0.00%	07/15/12	13	12,787

Nortek, Inc. Term Loan	5.25%	04/26/17	2,932	2,925,326

Re/Max International, Inc., Term Loan	5.50%	04/15/16	631	630,648

Realogy Corp.,
Extended LOC	4.49%	10/10/16	195	178,290

Extended Term Loan	4.49%	10/10/16	10,398	9,530,011

LOC	3.24%	10/10/13	687	651,357

Revolver Loan	1.88%	04/08/16	2,794	2,379,670

Revolver Loan (d)	0.00%	04/08/16	3,255	2,772,129

WCI Communities, Inc. PIK Term Loan (c)	11.00%	09/02/16	1,188	1,149,114

				56,854,996

Business Equipment & Services–10.34%

ACCO Brands Corp., New Term Loan B	4.25%	04/30/19	8	8,369

Affinion Group, Inc., Term Loan B	5.00%	10/10/16	6,591	6,125,358

Asurion LLC,
First Lien Term Loan	5.50%	05/24/18	8,731	8,619,092

Second Lien Term Loan	9.00%	05/24/19	3,530	3,562,336

Bright Horizons Family Solutions, Inc.,
Revolver Loan (d)	0.51%	05/28/14	6,000	5,945,220

Term Loan B	4.24%	05/28/15	2,354	2,337,774

Brock Holdings III, Inc., Term Loan B	6.01%	03/16/17	2,998	2,997,247

Education Management LLC, Revolver Loan (d)	1.30%	06/01/15	3,000	2,547,390

Emdeon, Inc., Term Loan B1	5.00%	11/02/18	2,187	2,190,792

Expert Global Solutions, Inc., Term Loan B	8.00%	04/03/18	4,324	4,308,240

First Data Corp.,
Delayed Draw Term Loan	2.99%	09/24/14	2,152	2,033,395

Extended Term Loan B	5.24%	03/23/17	1,652	1,565,549

Extended Term Loan B	4.24%	03/26/18	19,230	17,454,694

Term Loan B3	2.99%	09/24/14	229	217,879

Hillman Group, Inc., Term Loan B	5.00%	05/27/16	113	112,840

iPayment, Inc., Term Loan B	5.75%	05/08/17	4,992	5,001,061

Kronos, Inc.,
First Lien Tranche B1	5.22%	06/09/17	845	842,948

Second Lien Tranche B1	10.58%	06/11/18	3,131	3,175,673

Tranche C Term Loan	6.25%	12/28/17	2,345	2,348,585

Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19	4,295	4,386,003

Mitchell International, Inc., Second Lien Term Loan	5.75%	03/30/15	3,897	3,838,233

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Business Equipment & Services–(continued)

SMG Holdings, Inc., Term Loan B (Acquired 08/17/07; Cost $1,072,122)	3.35%	07/27/14	$1,072	$1,061,401

SSI Investments II Ltd.,
Term Loan B	6.50%	05/26/17	1,902	1,914,182

Term Loan C	6.50%	05/26/17	231	232,761

Sungard Data Systems, Inc.,
Term Loan B	3.93%	02/26/16	5,904	5,855,758

Term Loan C	3.99%	02/28/17	349	345,932

Symphony IRI Group, Inc., Term Loan B	5.00%	12/01/17	1,525	1,517,703

				90,546,415

Cable & Satellite Television–4.74%

AMC Networks Inc., Term Loan B	4.00%	12/31/18	729	724,858

Atlantic Broadband Finance, LLC,
First Lien Term Loan	5.25%	04/04/19	2,734	2,730,465

Second Lien Term Loan	9.75%	10/04/19	4,344	4,351,275

BBHI Acquisition LLC, Term Loan B	4.50%	12/14/17	1,091	1,074,549

Cequel Communications, LLC, Term Loan B	4.00%	02/14/19	8,054	7,870,738

Charter Communications Operating, LLC, Extended Term Loan	3.72%	09/06/16	1,758	1,738,330

CSC Holdings, Inc., Incremental B-2 Term Loan	1.99%	03/29/16	2,929	2,882,511

Kabel Deutschland GMBH, (Germany) Term Loan F	4.25%	02/01/19	2,868	2,831,015

Knology Inc., Term Loan B	4.00%	08/18/17	236	235,499

MCC Iowa LLC, Term Loan D-2	1.95%	01/30/15	3,780	3,666,993

Mediacom Illinois, LLC,
Term Loan C	1.95%	01/30/15	2,274	2,198,685

Term Loan E	4.50%	10/23/17	1,556	1,551,251

Mediacom Iowa, LLC Term Loan F	4.50%	10/23/17	1,470	1,465,183

UPC Financing Partnership, (Netherlands)Facility Term Loan AB	4.75%	12/29/17	2,452	2,427,595

Yankee Cable Acquisition, LLC, Term Loan B1	6.50%	08/26/16	5,789	5,774,289

				41,523,236

Chemicals & Plastics–4.73%

Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18	5,251	5,130,512

Emerald Performance Materials, LLC, Term Loan B	7.75%	05/15/18	1,777	1,768,410

Hexion Specialty Chemicals, Inc.,
Extended Term Loan C1	4.00%	05/05/15	331	321,441

Extended Term Loan C2	4.25%	05/05/15	78	75,363

Extended Term Loan C4	4.25%	05/05/15	293	279,477

Extended Term Loan C5	4.25%	05/05/15	2,444	2,327,546

Houghton International, Inc. Term Loan B	6.75%	01/29/16	3,117	3,134,430

Ineos Holdings Ltd., Term Loan	6.50%	05/04/18	11,997	11,795,803

OM Group, Inc., Term Loan B	5.75%	08/02/17	1,334	1,332,619

OMNOVA Solutions, Inc., Term Loan B	5.75%	05/31/17	3,545	3,547,419

Phillips Plastics Corp., Term Loan	6.50%	02/12/17	1,017	1,011,925

PolyOne Corp., Term Loan	5.00%	12/20/17	1,244	1,246,791

Potters Holdings II, L.P., First Lien Term Loan	6.00%	05/05/17	1,757	1,748,405

PQ Corp., Term Loan B	3.99%	07/30/14	5,748	5,536,013

Taminco Global Chemical Corp., Term Loan B1	5.25%	02/15/19	1,690	1,688,935

Univar Inc., Term Loan B	5.00%	06/30/17	521	508,323

				41,453,412

Clothing & Textiles–0.72%

Levi Strauss & Co., Term Loan	2.49%	03/27/14	6,013	5,899,766

Warnaco, Inc., Term Loan	3.75%	06/15/18	436	434,228

				6,333,994

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Conglomerates–0.93%

Goodman Global Holdings, Inc.,
First Lien Term Loan	5.75%	10/28/16	$4,361	$4,362,040

Second Lien Term Loan	9.00%	10/30/17	361	366,631

RGIS Services, LLC, Non Extended Initial Term Loan	2.74%	04/30/14	3,462	3,433,629

				8,162,300

Containers & Glass Products–4.88%

Anchor Glass Container Corp.,
First Lien Term Loan	6.00%	03/02/16	2,522	2,528,423

Second Lien Term Loan	10.00%	09/02/16	1,425	1,424,145

Berlin Packaging, LLC, Term Loan	3.24%	08/17/14	4,284	4,177,323

Berry Plastics Group, Inc., Term Loan C	2.24%	04/03/15	463	446,655

BWAY Corp.,
Canadian Term Loan C	4.50%	02/23/18	179	177,292

Term Loan B	4.50%	02/23/18	1,887	1,870,055

Exopack, LLC, Term Loan	6.50%	05/31/17	3,504	3,479,954

Hoffmaster Group, Inc.,
First Lien Term Loan	6.50%	01/03/18	2,038	2,029,497

Second Lien Term Loan (Acquired 12/29/11; Cost $981,144)	11.00%	01/03/19	1,000	1,005,000

Pertus Sechszehnte GmbH, (Germany)
Term Loan B2	2.84%	06/12/15	2,022	1,774,733

Term Loan C2	3.09%	06/13/16	2,022	1,784,846

Ranpak Corp., Term Loan	4.75%	04/20/17	668	666,706

Reynolds Group Holdings Inc.,
Term Loan B	6.50%	02/09/18	1,133	1,138,627

Term Loan C	6.50%	08/09/18	15,584	15,685,884

Sealed Air Corp., Term Loan B	4.75%	10/03/18	1,519	1,526,076

TricorBraun, Inc., Term Loan B	5.50%	05/03/18	3,011	3,013,877

				42,729,093

Cosmetics & Toiletries–2.60%

Bausch & Lomb, Inc., Term Loan B	5.25%	05/17/19	8,733	8,607,581

Huish Detergents, Inc.,
Incremental Term Loan B	2.24%	04/25/14	4,153	3,966,585

Second Lien Term Loan	4.49%	10/26/14	750	682,969

KIK Custom Products, Inc.,
Canadian Term Loan	2.49%	06/02/14	388	355,472

First Lien Term Loan	2.49%	06/02/14	2,266	2,073,585

Second Lien Term Loan	5.24%	11/28/14	4,000	2,678,340

Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 09/25/06-02/04/11; Cost $5,238,309) (c)	7.00%	02/19/15	1,662	1,512,171

Prestige Brands, Inc., Term Loan	5.26%	01/31/19	600	601,714

Revlon Consumer Products Corp., Term Loan B	4.75%	11/14/17	2,284	2,276,134

				22,754,551

Drugs–3.16%

Catalent Pharma Solutions,
Extended Term Loan B	4.24%	09/15/16	2,584	2,564,704

Incremental Term Loan	5.25%	09/15/17	1,500	1,488,900

Grifols Inc., Term Loan B	4.50%	06/01/17	7,350	7,275,067

Harlan Sprague Dawley, Inc., Term Loan B	3.85%	07/11/14	3,666	3,519,785

Medpace, Inc., Term Loan (Acquired 06/21/11; Cost $3,034,409)	6.50%	06/16/17	3,074	2,965,966

Quintiles Transnational Corp.,
Term Loan	7.50%	02/24/17	1,117	1,119,195

Term Loan B	5.00%	06/08/18	4,465	4,416,619

Warner Chilcott Co., LLC,
Term Loan B1	4.25%	03/15/18	1,980	1,969,533

Term Loan B2	4.25%	03/15/18	990	984,766

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Drugs–(continued)

WC Luxco S.a.r.l. Term Loan B3	4.25%	03/15/18	$1,361	$1,354,054

				27,658,589

Ecological Services & Equipment–1.22%

Environmental Systems Products Holdings, Inc., Second Lien Term Loan (Acquired 01/25/12; Cost $781,504)	15.50%	03/31/17	782	785,411

Safety Kleen (SK Holdings), Term Loan B	5.00%	02/17/17	336	335,762

ServiceMaster Co.,
Delayed Draw Term Loan	2.74%	07/24/14	416	406,409

LOC	2.93%	07/24/14	2,698	2,576,648

Term Loan	2.79%	07/24/14	4,176	4,081,275

Synagro Technologies, Inc.,
Second Lien Term Loan	4.99%	10/02/14	1,100	821,331

Term Loan B	2.24%	04/02/14	902	796,788

WCA Waste Systems, Inc., Term Loan B	5.50%	03/23/18	865	864,351

				10,667,975

Electronics & Electrical–5.47%

Blackboard, Inc.,
First Lien Term Loan	7.50%	10/04/18	4,398	4,213,744

Incremental Term Loan	7.50%	10/04/18	732	688,396

Second Lien Term Loan	11.50%	04/04/19	1,948	1,804,380

DEI Sales, Inc., Term Loan B	7.01%	07/13/17	2,113	2,081,400

DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	3,495	3,479,260

Eastman Kodak Co., DIP Term Loan B	8.50%	07/20/13	1,165	1,168,258

Freescale Semiconductor, Inc., Extended Term Loan B	4.49%	12/01/16	6,993	6,582,082

Go Daddy Operating Co., LLC, Term Loan	5.50%	12/17/18	1,186	1,168,718

Lawson Software Inc., Term Loan B	6.25%	04/05/18	2,957	2,960,936

Mirion Technologies, Inc., First Lien Term Loan	6.25%	03/30/18	2,648	2,640,969

Open Solutions, Inc., Term Loan B	2.60%	01/23/14	6,111	5,799,717

ProQuest LLC, Term Loan B	6.00%	04/13/18	2,710	2,689,702

Semtech Corp., Term Loan B	4.25%	03/20/17	1,598	1,600,192

Sophia, L.P., Term Loan B	6.25%	07/19/18	8,648	8,694,759

Spectrum Brands, Inc., Term Loan B	5.00%	06/17/16	2,270	2,275,549

				47,848,062

Equipment Leasing–0.57%

BakerCorp International, Inc., Term Loan B	4.75%	06/01/18	1,195	1,186,975

Delos Aircraft Inc., Term Loan 2	4.75%	04/12/16	591	592,544

Flying Fortress Inc., First Lien Term Loan	5.00%	06/30/17	3,195	3,192,686

				4,972,205

Farming & Agriculture–0.57%

Wm. Bolthouse Farms, Inc.,
First Lien Term Loan	5.51%	02/11/16	3,160	3,174,685

Second Lien Term Loan	9.50%	08/11/16	1,773	1,782,921

				4,957,606

Financial Intermediaries–2.94%

Grosvenor Capital Management Holdings, LLP, Extended Term Loan C	4.25%	12/05/16	4,174	4,111,056

Moneygram International, Inc., Term Loan B1	4.25%	11/17/17	764	753,227

Nuveen Investments, Inc.,
Extended Term Loan	5.97%	05/12/17	6,491	6,422,795

First Lien Term Loan	5.97%	05/13/17	5,236	5,164,100

RJO Holdings Corp.,
FCM Term Loan (Acquired 12/10/10; Cost $20,746)	6.24%	12/10/15	74	56,968

HoldCo Term Loan B	6.99%	12/10/15	3,463	2,626,258

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Financial Intermediaries–(continued)

Trans Union, LLC, Term Loan B	5.50%	02/12/18	$1,317	$1,326,883

Transfirst Holdings, Inc.,
PIK Second Lien Term Loan (c)	6.24%	06/15/15	2,654	2,487,089

Term Loan B	2.99%	06/15/14	2,846	2,769,748

				25,718,124

Food & Drug Retailers–2.39%

General Nutrition Centers, Inc., Term Loan B	4.25%	03/02/18	441	437,461

Rite Aid Corp.,
Term Loan 5	4.50%	03/02/18	4,030	3,969,744

Term Loan B	1.99%	06/04/14	5,989	5,869,304

Roundy’s Supermarkets, Inc., Term Loan B	5.75%	02/13/19	3,862	3,851,646

Sprouts Farmers Markets Holdings, LLC, Incremental Term Loan	6.00%	04/20/18	1,101	1,091,304

Supervalu Inc., Term Loan B3	4.50%	04/28/18	5,802	5,725,044

				20,944,503

Food Products–3.67%

Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18	668	668,132

Dean Foods Co., Extended Term Loan B2	3.49%	04/02/17	1,612	1,591,902

Del Monte Foods Co., Term Loan	4.50%	03/08/18	8,072	7,901,834

Dole Food Co., Inc.,
Term Loan B2	5.04%	07/06/18	2,481	2,478,033

Term Loan C2	5.03%	07/06/18	4,439	4,434,382

Farley’s & Sathers Candy Co., Inc., Term Loan	7.38%	03/30/18	2,597	2,567,642

JBS USA Holdings Inc., Term Loan B	4.25%	05/25/18	3,347	3,318,050

Pierre Foods, Inc.,
First Lien Term Loan	7.00%	09/30/16	6,945	6,974,338

Second Lien Term Loan	11.25%	09/29/17	587	592,280

Pinnacle Foods Finance LLC, Term Loan E	4.75%	10/17/18	1,572	1,564,589

				32,091,182

Food Service–1.58%

Burger King Corp., Term Loan B	4.50%	10/19/16	1,642	1,631,767

Focus Brands, Inc., Term Loan B	6.26%	02/21/18	1,186	1,187,965

Landry’s, Inc., Term Loan B	6.50%	04/24/18	3,670	3,657,862

OSI Restaurant Partners, LLC,
Revolver Loan	2.60%	06/14/13	213	209,101

Term Loan B	2.56%	06/14/14	2,155	2,114,273

Restaurant Holding Co., LLC, Term Loan B	9.00%	02/17/17	639	641,304

Weight Watchers International, Inc., Term Loan F	3.75%	03/15/19	804	792,317

Wendy’s International, Inc.,
Delayed Draw Term Loan (d)	0.50%	05/15/19	1,629	1,613,631

Term Loan B	4.75%	05/15/19	2,041	2,022,085

				13,870,305

Forest Products–0.91%

Ainsworth Lumber Co, Ltd., Term Loan	5.25%	06/26/14	2,400	2,295,000

Cenveo Corp., Term Loan B	6.25%	12/21/16	4,442	4,428,291

Verso Paper Holdings LLC, PIK Term Loan (c)	6.88%	02/01/13	482	441,921

Xerium Technologies, Inc., Term Loan B	5.50%	05/22/17	813	790,638

				7,955,850

Healthcare–12.13%

Alere, Inc.,
Incremental Term Loan	4.75%	06/30/17	454	448,907

Incremental Term Loan B2	4.75%	06/30/17	2,787	2,756,562

Term Loan B	4.75%	06/30/17	3,344	3,306,735

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Healthcare–(continued)

AMN Healthcare, Inc., Term Loan B (Acquired 04/12/12; Cost $1,712,568)	6.50%	04/05/18	$1,713	$1,723,272

Biomet, Inc., Term Loan B	3.37%	03/25/15	1,792	1,756,084

CareStream Health, Inc. Term Loan B	5.00%	02/25/17	6,795	6,574,893

Community Health Systems, Inc., Extended Term Loan B	3.97%	01/25/17	11,848	11,606,055

DaVita, Inc., New Term Loan B	4.50%	10/20/16	757	755,345

DJO Finance LLC,
Extended Term Loan B2	5.24%	11/01/16	1,892	1,880,961

Term Loan B3	6.25%	09/15/17	5,620	5,578,883

Drumm Investors, LLC, Term Loan	5.00%	05/04/18	4,460	4,161,662

Genoa Healthcare Group, LLC,
PIK Second Lien Term Loan (c)	14.00%	02/10/15	1,598	1,157,131

Term Loan B	7.25%	08/08/14	243	225,880

HCA, Inc.,
Extended Term Loan B2	3.72%	03/31/17	1,474	1,434,972

Extended Term Loan B3	3.49%	05/01/18	17,139	16,662,065

HCR Healthcare, LLC Term Loan	5.00%	04/06/18	2,872	2,837,497

Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	4,625	4,566,543

IMS Health, Inc., New Term Loan B	4.50%	08/25/17	5,877	5,850,794

Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18	4,761	4,552,450

Kinetic Concepts, Inc., Term Loan B	7.00%	05/04/18	12,374	12,497,897

Sun Healthcare Group Inc., Term Loan B	8.75%	10/15/16	1,692	1,651,698

Surgery Center Holdings, Inc., Term Loan B	6.50%	02/06/17	1,895	1,809,605

Surgical Care Affiliates, Inc.,
Extended Revolver Loan (d)	0.40%	06/30/16	3,000	2,851,200

Extended Term Loan	4.47%	12/29/17	7,850	7,706,199

TriZetto Group, Inc., Term Loan B	4.75%	05/02/18	1,837	1,804,900

				106,158,190

Home Furnishings–1.31%

Hunter Fan Co.,
Revolver Loan (Acquired 05/21/12-05/30/12; Cost $708,333) (d)	0.94%	04/16/14	708	633,958

Second Lien Term Loan	6.99%	10/16/14	1,000	833,750

Term Loan	2.74%	04/16/14	850	798,464

National Bedding Co., LLC, Second Lien Term Loan	5.25%	02/28/14	3,423	3,409,491

Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	1,518	1,504,575

Yankee Candle Co., Inc. (The), Term Loan B	5.25%	04/02/19	4,335	4,320,818

				11,501,056

Industrial Equipment–2.74%

Colfax Corp., Term Loan B	4.50%	01/11/19	558	558,003

Generac Power Systems, Inc., Term Loan B	6.25%	05/30/18	1,955	1,939,141

Grede LLC, Term Loan B	7.00%	04/03/17	3,089	3,063,907

Hupah Finance Inc., Term Loan B	6.25%	01/21/19	2,353	2,367,368

Husky Injection Molding Systems Ltd., Term Loan B	6.50%	06/29/18	2,212	2,205,570

JMC Steel Group, Inc., Term Loan	4.75%	04/03/17	1,528	1,533,267

Manitowoc Co., Inc. (The), New Term Loan B	4.25%	11/13/17	606	605,415

Mold-Masters (2007) Ltd., Extended Term Loan B	5.00%	10/11/16	2,563	2,540,982

Rexnord LLC, Term Loan B	5.00%	04/01/18	4,933	4,925,527

Terex Corp., Term Loan B	5.50%	04/28/17	654	657,358

Unifrax Corp., Term Loan	6.50%	11/28/18	3,584	3,619,650

				24,016,188

Insurance–1.13%

Alliant Holdings I, Inc., Term Loan D	6.75%	08/21/14	1,003	1,012,554

HMSC Corp., Second Lien Term Loan (Acquired 04/23/07; Cost $825,000)	5.74%	10/03/14	825	515,625

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Insurance–(continued)

Sedgwick CMS Holdings, Inc.,
Second Lien Term Loan	9.00%	05/26/17	$2,800	$2,790,676

Term Loan	5.00%	12/31/16	509	506,794

USI Holdings Corp.,
Revolver Loan	0.99%	05/05/13	833	766,667

Revolver Loan (d)	0.00%	05/05/13	2,500	2,300,000

Term Loan	2.74%	05/05/14	2,040	2,019,587

				9,911,903

Leisure Goods, Activities & Movies–2.56%

24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16	6,402	6,387,540

Alpha D2 Ltd., Term Loan B	5.75%	04/28/17	3,779	3,781,475

AMC Entertainment, Inc., Term Loan B3	4.25%	02/22/18	618	615,833

Fender Musical Instruments Corp.,
Delayed Draw Term Loan	2.49%	06/09/14	130	127,284

Term Loan B	2.49%	06/09/14	257	251,916

IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,140	1,138,864

Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	2,878	2,877,654

Sabre Holdings Corp., Extended Term Loan	5.99%	12/29/17	7,108	6,721,700

Six Flags Theme Parks, Inc., Term Loan B	4.25%	12/20/18	538	533,859

				22,436,125

Lodging & Casinos–6.21%

Boyd Gaming Corp.,
Extended Revolver Loan (e)	—	12/17/15	3,671	3,978,800

Revolver Loan	6.00%	12/17/15	363	365,951

Caesars Entertainment Operating Co.,
Extended Term Loan B6	5.49%	01/28/18	32,205	28,500,985

Incremental Term Loan B4	9.50%	10/31/16	489	495,297

Cannery Casino Resorts, LLC,
Delayed Draw Term Loan	4.49%	05/17/13	2,695	2,659,569

Second Lien Term Loan	4.49%	05/18/14	500	470,000

Term Loan B	4.49%	05/17/13	3,258	3,215,520

Golden Nugget, Inc.,
PIK Delayed Draw Term Loan (c)	3.24%	06/30/14	1,266	1,213,679

PIK Term Loan B (c)	3.24%	06/30/14	2,200	2,109,123

Isle of Capri Casinos, Inc., New Term Loan B	4.75%	11/01/13	3,134	3,137,502

Las Vegas Sands LLC, Extended Term Loan B	2.85%	11/23/16	337	327,920

Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18	2,471	2,452,670

Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15	5,404	5,427,323

				54,354,339

Nonferrous Metals & Minerals–0.83%

Arch Coal Inc., Term Loan B	5.75%	05/16/18	4,116	4,012,495

Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	3,264	3,278,793

				7,291,288

Oil & Gas–3.82%

Buffalo Gulf Coast Terminals LLC, Term Loan B	7.50%	10/31/17	5,807	5,828,587

CCS Corp., (Canada) Term Loan B	3.24%	11/14/14	4,937	4,759,043

Chesapeake Energy Corp., Term Loan	8.50%	12/02/17	3,542	3,484,075

Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15	1,112	1,122,047

Energy Transfer Equity, L.P., Term Loan B	3.75%	03/21/17	2,257	2,199,574

EP Energy LLC, Term Loan B	6.50%	04/24/18	1,543	1,549,530

Glenn Pool Oil & Gas Trust, Term Loan	4.50%	05/02/16	1,518	1,499,100

NGPL PipeCo LLC, Term Loan B	6.75%	05/15/17	5,332	5,220,825

Obsidian Natural Gas Trust, Term Loan	7.00%	11/02/15	2,608	2,621,537

Western Refining, Inc., Term Loan B	7.50%	03/15/17	2,439	2,448,673

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Oil & Gas–(continued)

Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	$2,720	$2,722,074

				33,455,065

Publishing–4.97%

Clarke American Corp.,
Revolver Loan (d)	0.66%	06/28/13	2,060	1,838,984

Term Loan B	2.77%	06/30/14	3,446	3,161,793

Cygnus Business Media, Inc., PIK Term Loan (Acquired 07/19/04; Cost $3,895,532) (c)(f)	9.75%	06/30/13	3,924	1,765,684

Endurance Business Media, Inc., First Lien Term Loan (Acquired 12/14/10; Cost $4,533,728) (f)	6.50%	12/15/14	3,451	862,870

F&W Media, Inc., Term Loan	7.75%	06/09/14	4,137	3,868,080

GateHouse Media Operating, Inc.,
Delayed Draw Term Loan	2.24%	08/28/14	588	186,039

Revolver Loan (d)	0.50%	02/28/14	1,000	850,000

Term Loan B	2.24%	08/28/14	917	289,966

Knowledgepoint360 Group, LLC,
First Lien Term Loan (Acquired 05/18/07; Cost $459,165)	3.72%	04/14/14	459	406,361

Second Lien Term Loan (Acquired 05/21/07; Cost $1,000,000)	7.47%	04/13/15	1,000	750,000

MC Communications, LLC, PIK Term Loan (c)	6.75%	12/31/12	1,776	288,592

Medianews Group, Term Loan	8.50%	03/19/14	2,098	2,032,853

Merrill Communications, LLC,
PIK Second Lien Term Loan (c)	12.13%	11/15/13	3,455	2,982,836

Term Loan	7.75%	12/24/12	2,181	2,066,709

Network Communications, Inc., Term Loan (Acquired 08/08/07-01/13/12; Cost $4,614,266)	5.59%	11/29/13	4,615	3,207,619

Tribune Co., Term Loan B (h)(i)	5.25%	06/04/14	28,497	18,529,324

Yell Group PLC, (United Kingdom) New Term Loan A3	3.74%	04/30/14	1,482	455,286

				43,542,996

Radio & Television–8.16%

AR Broadcasting, LLC, Term Loan (Aqcuired 02/17/12 - 03/19/12; Cost $1,559,487)	5.48%	02/15/18	1,559	1,286,577

Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17	1,054	1,058,740

Clear Channel Communication,
Term Loan A	3.64%	07/29/14	9,374	8,409,692

Term Loan B	3.89%	01/29/16	17,892	13,998,339

FoxCo Acquisition Sub, LLC, Term Loan B	4.75%	07/14/15	1,449	1,451,565

Granite Broadcasting Corp., Term Loan B	8.50%	05/23/18	2,800	2,772,143

Harron Communications Corp., Term Loan B	5.50%	10/06/17	2,505	2,514,557

High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16	913	916,396

Intelsat Jackson Holdings S.A., Term Loan B	5.25%	04/02/18	8,218	8,175,946

Multicultural Radio Broadcasting, Inc.,
Second Lien Term Loan	6.48%	06/18/13	2,475	2,023,313

Term Loan	3.52%	12/18/12	1,538	1,423,748

Newport Television LLC, Term Loan B	9.00%	09/14/16	3,302	3,314,411

Raycom TV Broadcasting, Inc., Term Loan B	4.50%	05/31/17	2,641	2,628,110

Univision Communications Inc., Extended Term Loan	4.49%	03/31/17	23,360	21,475,071

				71,448,608

Retailers (except Food & Drug)–3.48%

Academy, Ltd., Term Loan	6.00%	08/03/18	410	411,609

Amscan Holdings, Inc., Term Loan B	6.75%	12/04/17	5,563	5,584,320

Claire’s Stores, Inc., Term Loan B	3.06%	05/29/14	1,679	1,567,725

Educate, Inc., Term Loan	8.51%	06/16/14	244	243,176

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Retailers (except Food & Drug)–(continued)

FTD, Inc., New Term Loan	4.75%	06/11/18	$2,801	$2,776,926

Guitar Center Inc., Extended Term Loan	5.73%	04/10/17	4,699	4,417,376

Gymboree Corp., New Term Loan	5.00%	02/23/18	1,114	1,036,230

J. Crew Operating Corp., Term Loan B	4.75%	03/07/18	5,529	5,404,970

Michaels Stores, Inc.,
Extended Term Loan B3	5.00%	07/29/16	1,183	1,180,614

Term Loan B2	5.00%	07/29/16	636	634,589

Neiman Marcus Group, Inc., Term Loan	4.75%	05/16/18	2,837	2,791,482

Petco Animal Supplies, Inc., New Term Loan	4.50%	11/24/17	3,380	3,347,202

Pilot Travel Centers LLC, New Term Loan B	4.25%	03/30/18	107	107,096

Toys ‘R’ Us-Delaware, Inc., Term Loan B3	5.25%	05/25/18	1,041	989,654

				30,492,969

Steel–0.17%

Tube City IMS Corp., Term Loan	5.75%	03/20/19	1,499	1,500,446

Surface Transport–0.76%

Avis Budget Car Rental, LLC, Term Loan C	4.25%	03/13/19	2,489	2,494,392

JHCI Acquisition, Inc., First Lien Term Loan	2.74%	06/19/14	747	706,692

Kenan Advantage Group, Inc., Term Loan	4.50%	06/10/16	2,913	2,898,350

Swift Transportation Co. Inc., New Term Loan B2	5.00%	12/21/17	537	536,227

				6,635,661

Telecommunications–8.20%

Avaya, Inc., Extended Term Loan B3	4.97%	10/26/17	7,112	6,302,770

Cellular South, Inc., Term Loan B	4.50%	07/27/17	2,626	2,616,762

Consolidated Communications, Inc., Non Extended Term Loan B	2.74%	12/31/14	499	494,386

Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16	7,815	6,557,670

Genesys Telecom Holdings, U.S., Inc., Term Loan B	6.75%	01/31/19	4,201	4,209,717

Global Tel*Link Corp., Term Loan B	6.00%	12/14/17	4,588	4,583,739

Level 3 Communications, Inc.,
Term Loan A	2.65%	03/13/14	5,850	5,716,561

Term Loan B2	5.75%	09/03/18	1,733	1,724,008

Term Loan B3	5.75%	08/31/18	8,199	8,155,206

MetroPCS Wireless, Inc.,
Term Loan B	4.00%	03/19/18	12,546	12,252,459

Tranche B2	4.07%	11/03/16	784	769,546

NeuStar, Inc., Term Loan B	5.00%	11/08/18	2,847	2,865,725

NTELOS Inc., New Term Loan B	4.00%	08/07/15	1,027	1,020,611

Securus Technologies Holdings, Inc., Term Loan	5.25%	05/31/17	3,107	3,096,433

Syniverse Technologies, Inc., Term Loan	5.00%	04/23/19	4,463	4,418,083

TowerCo Finance LLC, Term Loan B	4.50%	02/02/17	1,148	1,150,153

U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17	3,220	3,046,977

West Corp.,
Revolver Loan	0.38%	01/29/16	2,633	0

Term Loan B5	4.49%	07/15/16	2,826	2,811,789

				71,792,595

Utilities–5.27%

AES Corp., New Term Loan	4.25%	06/01/18	3,218	3,190,876

BRSP, LLC Term Loan B	7.50%	06/04/14	3,753	3,773,156

Calpine Corp.,
Term Loan	4.50%	04/02/18	1,961	1,934,300

Term Loan B	4.50%	04/02/18	2,481	2,446,897

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Utilities—(continued)

Longview Power LLC,
Extended Term Loan B	6.00%	10/31/17	$4,755	$3,996,962

Synthetic LOC	3.98%	02/28/14	733	638,000

NRG Energy, Inc., New Term Loan B	4.00%	07/02/18	3,626	3,598,678

Star West Generation LLC, Term Loan B	6.00%	05/17/18	6,458	6,296,467

Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.74%	10/10/17	10,251	5,978,102

Term Loan	3.74%	10/10/14	17,060	10,475,152

TPF Generation Holdings LLC, Second Lien Term Loan C	4.72%	12/15/14	3,902	3,817,342

				46,145,932

Total Variable Rate Senior Loan Interests				1,139,289,883

U.S. Dollar Denominated Bonds and Notes—10.33%

Air Transport—0.83%

Air Lease Corp.	7.38%	01/30/19	5,971	6,150,130

Continental Airlines, Inc. (j)	6.75%	09/15/15	1,110	1,121,100

				7,271,230

Automotive—0.13%

Goodyear Tire & Rubber Co.	7.00%	05/15/22	1,190	1,172,150

Cable & Satellite Television—1.07%

Cequel Communications, LLC	8.63%	11/15/17	2,686	2,827,015

UPC Broadband Holdings, B.V. (Netherlands)	6.63%	07/01/20	1,116	1,104,983

UPC Broadband Holdings, B.V. (Netherlands)	7.25%	11/15/21	4,972	5,146,779

UPC Broadband Holdings, B.V. (Netherlands)	6.88%	01/15/22	263	260,449

				9,339,226

Casinos & Gaming—0.10%

Chester Downs & Marina LLC	9.25%	01/15/20	838	875,710

Chemicals & Plastics—0.11%

INEOS Holdings Ltd. (United Kingdom)	8.38%	02/15/19	367	378,928

INEOS Holdings Ltd. (United Kingdom)	7.50%	05/01/20	234	232,830

Taminco Global Chemical Corp.	9.75%	03/31/20	337	347,110

				958,868

Containers & Glass Products—1.68%

Berry Plastics Holding Inc. (k)	5.22%	02/15/15	6,240	6,210,360

Reynolds Group Holdings Inc.	7.88%	08/15/19	4,997	5,296,820

Reynolds Group Holdings Inc.	9.88%	08/15/19	3,172	3,172,000

				14,679,180

Ecological Services & Equipment—0.08%

Environmental Systems Products Holdings, Inc. (c)	16.00%	12/31/19	692	691,740

Food Products—0.16%

Post Holdings Inc.	7.38%	02/15/22	1,343	1,373,218

Forest Products—0.28%

Verso Paper Holdings, LLC	11.75%	01/15/19	2,428	2,440,140

Healthcare—1.68%

Accellent Inc.	8.38%	02/01/17	2,566	2,559,585

Accellent Inc.	10.00%	11/01/17	1,208	975,460

Apria Healthcare Group, Inc. (j)	11.25%	11/01/14	6,167	6,351,667

See accompanying notes which are an integral part of this schedule.
     Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal Amount
	Rate	Date	(000)	Value

Healthcare—(continued)

Community Health Systems, Inc.	8.00%	11/15/19	$2,064	$2,120,760

DJO Finance LLC	8.75%	03/15/18	1,943	1,967,287

Kindred Healthcare, Inc.	8.25%	06/01/19	808	713,060

				14,687,819

Home Furnishings—0.08%

Targus Group International, Inc. (Acquired 12/16/09-12/14/10; Cost $2,251,964) (c)(j)	10.00%	06/14/19	745	745,446

Oil & Gas—0.84%

Coffeyville Resources LLC	9.00%	04/01/15	4,498	4,812,860

NGPL PipeCo LLC	9.63%	06/01/19	1,174	1,212,155

Targa Resources Partners L.P.	6.38%	08/01/22	1,315	1,318,287

				7,343,302

Surface Transport—0.11%

Avis Budget Car Rental LLC	8.25%	01/15/19	962	995,670

Telecommunications—1.41%

Goodman Networks, Inc.	12.13%	07/01/18	3,650	3,709,312

Paetec Holding Corp.	8.88%	06/30/17	756	814,590

Wind Telecomunicazioni S.p.A. (Italy)	7.25%	02/15/18	4,484	3,878,660

Wind Telecomunicazioni S.p.A. (Italy)	7.25%	02/15/18	1,634	1,405,240

Windstream Corp.	7.50%	06/01/22	2,565	2,500,875

				12,308,677

Utilities—1.77%

Calpine Corp.	7.25%	10/15/17	1,021	1,082,260

Calpine Corp. (j)	7.50%	02/15/21	5,468	5,741,399

Calpine Corp. (j)	7.88%	01/15/23	873	927,035

NRG Energy, Inc.	7.63%	05/15/19	7,920	7,781,400

				15,532,094

Total U.S. Dollar Denominated Bonds and Notes				90,414,470

Structured Products—4.04%

Apidos Cinco CDO Ltd. (Cayman Islands) (k)	4.72%	05/14/20	772	546,216

Apidos Quattro CDO Ltd. (Cayman Islands) (j)(k)	4.07%	01/20/19	1,040	728,623

Ares XI CLO Ltd. (k)	3.47%	10/11/21	1,851	1,367,689

Atrium IV CDO Corp.	9.18%	06/08/19	268	233,841

Banc of America Large Loan (k)	1.99%	11/15/13	13,574	12,700,983

Columbus Nova CLO Ltd. (k)	4.07%	05/16/19	1,431	946,272

Flagship CLO VI (k)	5.22%	06/10/21	2,565	1,764,109

Flagship CLO VI (k)	5.22%	06/10/21	755	519,593

Four Corners CLO II, Ltd. (k)	2.32%	01/26/20	324	236,472

Four Corners CLO II, Ltd. (k)	2.32%	01/26/20	108	78,824

Genesis CLO 2007-1 Ltd. (k)	6.97%	10/10/14	2,254	2,045,763

Halcyon Loan Investors CLO II, Ltd. (Cayman Islands) (j)(k)	4.07%	04/24/21	1,009	680,843

ING Investment Management CLO III, Ltd. (Cayman Islands) (j)(k)	3.97%	12/13/20	3,038	1,948,087

ING Investment Management CLO IV, Ltd. (Cayman Islands) (k)	4.72%	06/14/22	437	300,026

Madison Park Funding IV Ltd. (j)(k)	4.07%	03/22/21	3,176	2,189,783

Pacifica CDO VI, Ltd. (k)	4.22%	08/15/21	1,247	807,603

Sierra CLO II Ltd. (k)	3.97%	01/22/21	1,829	1,208,954

Silverado CLO 2006-II Ltd. (k)	4.22%	10/16/20	2,210	1,516,306

Symphony CLO IX, Ltd. (k)	5.37%	04/16/22	4,258	3,593,752

Symphony CLO VIII, Ltd. (k)	6.33%	01/09/23	2,317	1,954,901

Total Structured Products				35,368,640

See accompanying notes which are an integral part of this schedule.
     Invesco Van Kampen Senior Income Trust

	Shares	Value

Common Stocks & Other Equity Interests—1.52%

Building & Development—0.40%
Axia Acquisition Corp. (f)(g)(j)	595	$1,488,675

Building Materials Holding Corp. (g)(j)	923,526	1,108,231

Lake at Las Vegas Joint Venture, LLC Class A, (Acquired 07/15/10; Cost $7,937,680) (g)(j)	780	0

Lake at Las Vegas Joint Venture, LLC Class B, (Acquired 07/15/10; Cost $93,970) (g)(j)	9	0

Lake at Las Vegas Joint Venture, LLC Class C, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (g)(j)	39	0

Lake at Las Vegas Joint Venture, LLC Class D, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (g)(j)	54	0

Lake at Las Vegas Joint Venture, LLC Class E, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (g)(j)	60	0

Lake at Las Vegas Joint Venture, LLC Class F, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (g)(j)	67	0

Lake at Las Vegas Joint Venture, LLC Class G, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (g)(j)	76	0

Newhall Holding Co., LLC Class A, (g)(j)	343,321	423,315

WCI Communities, Inc. (g)(j)	6,756	472,920

		3,493,141

Business Equipment & Services—0.00%

Comdisco Holdings Co., Inc. (g)(j)	7	35

Chemicals & Plastics—0.28%

LyondellBasell Industries N.V. (Netherlands) Class A, (g)	53,283	2,102,547

Metokote Corp. Wts., expiring 11/22/23 (Acquired 12/05/11-05/22/12; Cost $0) (j)	278	287,420

		2,389,967

Conglomerates—0.14%

Euramax International, Inc. (g)(j)	4,207	1,220,059

Cosmetics & Toiletries—0.15%

Marietta Intermediate Holding Corp. (Acquired 09/25/06; Cost $2,287,974) (g)(j)	2,023,400	1,335,444

Marietta Intermediate Holding Corp. Wts., expiring 02/20/19 (Acquired 12/22/04; Cost $0) (g)(j)	247,917	0

		1,335,444

Ecological Services & Equipment—0.12%

Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0) (g)(j)	9,333	1,045,296

Financial Intermediaries—0.00%

RJO Holdings Corp. (j)	1,482	14,816

RJO Holdings Corp. Class A (j)	1,142	571

RJO Holdings Corp. Class B (j)	1,667	833

		16,220

Home Furnishings—0.02%

Generation Brands LLC (Acquired 01/29/10; Cost $0) (j)	4,863	0

Targus Group International, Inc. (Acquired 12/16/09; Cost $0) (g)(j)	27,462	198,276

		198,276

Leisure Goods, Activities & Movies—0.02%

MEGA Brands, Inc.	27,683	172,072

Lodging & Casinos—0.18%

Wembley, Inc. Class A (g)	134,134	1,596,195

Wembley, Inc. Class B (g)	1,250	6,250

		1,602,445

See accompanying notes which are an integral part of this schedule.
     Invesco Van Kampen Senior Income Trust

	Shares	Value

Oil & Gas—0.12%

Vitruvian Exploration LLC (g)	40,110	$1,072,942

Publishing—0.08%

Affiliated Media, Inc. (g)	46,746	607,693

Cygnus Business Media, Inc. (Acquired 07/18/04; Cost $1,251,821) (f)(g)(j)	5,882	0

Endurance Business Media, Inc. Class A, (f)(g)	8,863	88,633

F&W Publications, Inc. (g)	15,519	2,017

F&W Publications, Inc. Wts., expiring 06/09/14 (g)	2,291	298

MC Communications, LLC (Acquired 07/02/09; Cost $0) (g)(j)	333,084	0

SuperMedia, Inc. (g)	2,333	6,043

		704,684

Radio & Television—0.00%

AR Broadcasting, LLC Wts., expiring 02/15/18 (Acquired 02/17/12; Cost $0) (g)(j)	768	0

Cumulus Media, Inc. Wts., expiring 06/29/19 (Acquired 01/14/10; Cost $0) (g)(j)	7,614	12,410

		12,410

Telecommunications—0.00%

CTM Media Holdings Inc. Class B, (g)	127	5,867

Utilities—0.01%

Genie Energy Ltd. Class B,	7,632	51,058

Total Common Stocks & Other Equity Interests		13,319,916

Preferred Stocks—0.04%

Ecological Services & Equipment—0.04%

Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $53,400) (j)	2,136	363,120

Financial Intermediaries—0.00%

RTS Investor Corp.	324	24,983

Total Preferred Stocks		388,103

Time Deposit—0.61%

State Street Bank & Trust Co. ($5,369,797 principal, 0.01% coupon, dated 05/31/12, to be sold on 06/01/12 at $5,369,798)		5,369,797

TOTAL INVESTMENTS—146.67% (Cost $1,368,796,519)		1,284,150,809
BORROWINGS—(17.93)%		(157,000,000)

PREFERRED SHARES—(22.84)%		(200,000,000)

OTHER ASSETS LESS LIABILITIES—(5.90)%		(51,622,783)

NET ASSETS APPLICABLE TO COMMON SHARES—100.00%		$875,528,026

Investment Abbreviations:

CDO	— Collateralized Debt Obligation
DIP	— Debtor-in-possession
LOC	— Letter of Credit
PIK	— Payment in Kind
REIT	— Real Estate Investment Trust
Wts.	— Warrants
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Notes to Schedule of Investments:

(a)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)	Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.

(c)	All or a portion of this security is Payment-in-Kind.

(d)	All or a portion of this holding is subject to unfunded loan commitments. See Note 4.

(e)	This floating rate interest will settle after May 31, 2012, at which time the interest rate will be determined.

(f)	Affiliated company. As defined by the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities or a company which is under common ownership or control.

(g)	Non-income producing securities acquired through the restructuring of senior loans.

(h)	The borrower has filed for protection in federal bankruptcy court.

(i)	Defaulted security. Currently, the issuer is in default with respect to interest payments. The value of this security at May 31, 2012 represented 2.12% of the Trust’s Net Assets.

(j)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2012 was $28,405,404, which represented 3.24% of the Trust’s Net Assets.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2012.
See accompanying notes which are an integral part of this schedule.
                         Invesco Van Kampen Senior Income Trust

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2012
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
     Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
     Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
                         Invesco Van Kampen Senior Income Trust

     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Trust may periodically participate in litigation related to Fund investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.	Swap Agreements — The Trust may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
     Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
          Invesco Van Kampen Senior Income Trust

     A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Trust may obtain only limited recovery or may obtain no recovery in such circumstances.
     Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
     Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Trust segregates liquid securities having a value at least equal to the amount of the potential obligation of a Trust under any swap transaction. The Trust’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to cover the Trust’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
F.	Industry Concentration — To the extent that the Trust is concentrated in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

G.	Leverage Risk — The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.
          Invesco Van Kampen Senior Income Trust

H.	Other Risks — The Trust may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
     The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
I.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
NOTE 2 — Additional Valuation Information
     Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
     The following is a summary of the tiered valuation input levels, as of May 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interests	$—	$1,138,133,522	$1,156,361	$1,139,289,883

Notes	—	89,669,024	745,446	90,414,470

Structured Products	—	35,368,640	—	35,368,640

Equity Securities	2,337,622	8,140,842	3,229,555	13,708,019

Time Deposits	—	5,369,797	—	5,369,797

Total Investments	$2,337,622	$1,276,681,825	$5,131,362	$1,284,150,809

          Invesco Van Kampen Senior Income Trust

NOTE 3 — Investments in Other Affiliates
The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in affiliates for the three months ended May 31, 2012.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value
	02/29/12	at Cost	from Sales	(Depreciation)	Gain (Loss)	05/31/12	Dividend Income

Axia Acquisition Corp. — PIK Second Lien Term Loan A	$680,040	$3,055,149	$(3,055,149)	$137,339	$—	$817,379	$21,263
Axia Acquisition Corp. — Second Lien Term Loan B	1,198,633	5,531,844	(5,515,342)	204,046	—	1,419,181	16,781

Axia Acquisition Corp. — Common Shares	1,488,675	—	—	—	—	1,488,675	—

Axia Acquisition Corp. — Revolver Loan	1,804,256	—	—	(154,651)	—	1,649,605	—

Cygnus Business Media Inc. — Common Shares	0	—	—	—	—	0	—

Cygnus Business Media Inc. — PIK Term Loan	1,771,501	3,893,527	(3,906,454)	7,007	103	1,765,684	33,877

Endurance Business Media, Inc. - Common Shares	88,633	—	—	—	—	88,633	—

Endurance Business Media, Inc. — First Lien Term Loan	865,245	4,533,728	(4,543,230)	10,107	(2,980)	862,870	39,261

Total	$7,896,983	$17,014,248	$(17,020,175)	$203,848	(2,877)	$8,092,027	$111,182

NOTE 4 — Unfunded Loan Commitments
     As of May 31, 2012, the Trust had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value

Axia Acquisition Corp.	Revolver	$2,062,007	$1,649,605

Bright Horizons Family Solutions	Revolver	6,000,000	5,945,220

Clarke American Corp.	Revolver	2,060,486	1,838,984

Delta Air Lines, Inc.	Revolver	2,500,000	2,457,825

Education Management LLC	Revolver	3,000,000	2,547,390

GateHouse Media Operating, Inc.	Revolver	1,000,000	850,000

General Motors Holdings	Revolver	10,576,720	9,519,048

Hunter Fan Co.	Revolver	708,333	633,958

Lake at Las Vegas Joint Venture	Exit Revolver	21,384	19,780

Lake at Las Vegas Joint Venture	Term Loan	12,779	12,787

Realogy Corp.	Revolver	3,254,933	2,772,129

Surgical Care Affiliates, Inc.	Extended Revolver	3,000,000	2,851,200

USI Holdings Corp.	Revolver	2,500,000	2,300,000

Wendy’s International, Inc.	Delayed Draw Term Loan	1,628,754	1,613,631

		$38,325,396	$35,011,557

          Invesco Van Kampen Senior Income Trust

NOTE 5 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the three months ended May 31, 2012 was $352,657,455 and $363,038,369, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$11,808,296

Aggregate unrealized (depreciation) of investment securities	(112,433,537)

Net unrealized appreciation (depreciation) of investment securities	$(100,625,241)

Cost of investments for tax purposes is $1,384,776,050.
NOTE 6 — Senior Loan Participation Commitments
The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.
     As of May 31, 2012, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value

Credit Suisse AG, Cayman Branch	$2,949,737	$2,654,763

Goldman Sachs Lending Partners LLC	4,639,549	4,175,594

Goldman Sachs Lending Partners LLC	2,250,000	2,025,000

Goldman Sachs Lending Partners LLC	737,434	663,691

Total	$10,576,720	$9,519,048

          Invesco Van Kampen Senior Income Trust

Item 2. Controls and Procedures.
(a)	As of June 12, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 12, 2012, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Senior Income Trust

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: July 30, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: July 30, 2012

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: July 30, 2012

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.